Exhibit 10.26

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of July 14, 2016, by and among MORGAN STANLEY BANK, N.A. (“Buyer”), MS LOAN NT-II, LLC (“Seller”) and NORTHSTAR REAL ESTATE INCOME OPERATING PARTNERSHIP II, LP and NORTHSTAR REAL ESTATE INCOME II, INC. (collectively, “Guarantor”), amends (i) that certain Master Repurchase and Securities Contract Agreement, dated June 5, 2015, by and between Buyer and Seller (as the same has been or may be further amended, modified and/or restated from time to time, the “Repurchase Agreement”) and (ii) the other Transaction Documents as provided herein.
RECITALS
WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement and the other Transaction Documents as provided herein.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendment to the Repurchase Agreement.

(a)	The definition of “Facility Amount” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Facility Amount” shall mean $300,000,000, subject to any reduction in accordance with Section 9(b) hereof.

(b)	The definition of “Facility Termination Date” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Facility Termination Date” shall mean June 5, 2019, as the same may be extended in accordance with Section 9(a); provided, however, that the Facility Termination Date shall be June 5, 2018, unless each of the following conditions precedent is satisfied:

(i)	No Default, Event of Default or Margin Deficit shall exist on June 5, 2018;

(ii)
All representations and warranties in the Repurchase Agreement shall be true, correct, complete and accurate in all material respects as of June 5, 2018 (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer in its sole discretion); and

(iii)	On or before June 5, 2018, Seller shall have paid the Extension Fee to Buyer.

(c)	The definition of “Maximum Amount” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Maximum Amount” shall have the same meaning as Facility Amount.

2.	Conditions Precedent. This Amendment shall become effective upon payment by Seller to Buyer of an additional Annual Fee equal to $223,287.67.

3.	Amendment to the Fee Letter. Schedule I to the Fee Letter is hereby replaced in its entirety with Schedule I attached hereto.

4.
Repurchase Date. Upon the extension of the Facility Termination Date in accordance with this Amendment, the definition of “Repurchase Date” in each Confirmation related to the Transactions for the Purchased Assets then in effect shall be amended and restated in its entirety as follows:

“Repurchase Date: June 5, 2019.”

5.	Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

6.	Ratification and Authority.

(a)
Seller hereby represents and warrants that (1) Seller has the power and authority to enter into this Amendment and to perform its obligations under the Repurchase Agreement as amended hereby and the other Transaction Documents, (2) Seller has by proper action duly authorized the execution and delivery of this Amendment and (3) this Amendment has been duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)
Seller hereby (1) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Repurchase Agreement and each of the other Transaction Documents, (2) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms of the Repurchase Agreement as amended hereby and the other Transaction Documents, in each case, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (3) represents, warrants and covenants that it is not in default under the Repurchase Agreement or any of the other Transaction Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement or the other Transaction Documents.

(c)
Guarantor hereby represents and warrants that (1) Guarantor has the power and authority to enter into this Amendment and to perform its obligations under the Guaranty as amended hereby and the other Transaction Documents, (2) Guarantor has by proper action duly authorized the execution and delivery of this Amendment and (3) this Amendment has been duly executed and delivered by Guarantor and constitutes Guarantor’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d)
Guarantor, by its signature below, hereby (1) unconditionally approves and consents to the execution by Seller of this Amendment and the modifications to the Transaction Documents effected thereby, (2) unconditionally ratifies, confirms, renews, and reaffirms all of its obligations under the Guaranty, (3) acknowledges and agrees that its obligations under the Guaranty remain in full force and effect, binding on and enforceable against it in accordance with its terms subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (4) represents, warrants and covenants that it is not in default under the Guaranty beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against its obligations under the Guaranty.

7.
Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement and the other Transaction Documents remain in full force and effect in accordance with their respective terms.

8.
References to Transaction Documents. All references to the Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

9.	Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

10.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

BUYER:

MORGAN STANLEY BANK, N.A.

By: /s/ Anthony Preisano
Name: Anthony Preisano
Title: Authorized Signatory
[Signatures continue on the next page]

SELLER:

MS LOAN NT-II, LLC,
a Delaware limited liability company
By: NorthStar Real Estate Income Operating Partnership II, LP, its sole member
By: NorthStar Real Estate Income II, Inc., its general partner

By: /s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: General Counsel and Secretary

GUARANTOR:

NORTHSTAR REAL ESTATE INCOME OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
By: NorthStar Real Estate Income II, Inc., its general partner

By: /s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: General Counsel and Secretary

NORTHSTAR REAL ESTATE INCOME II, INC.,
a Maryland corporation

By: /s/ Jenny B. Neslin
Name: Jenny B. Neslin
Title: General Counsel and Secretary

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